UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  March 8, 2007
                Date of Report (Date of earliest event reported)

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                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)

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       Delaware                     333-21859                    36-3652087
    (State or other          (Commission File Number)          (IRS Employer
     jurisdiction                                            Identification No.)
   of incorporation)

                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
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         On March 8, 2007, Factory Card & Party Outlet Corp. issued a press release announcing sales for February 2007. A copy of Factory Card & Party Outlet Corp's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
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      (c)   Exhibits



            99.1 Press Release issued by Factory Card & Party Outlet Corp. dated March 8, 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FACTORY CARD & PARTY OUTLET CORP.

                                           /s/ Gary W. Rada
                                           -------------------------------------
                                           Gary W. Rada
Dated: March 8, 2007                       President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.   Description

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   99.1       Press Release issued by Factory Card & Party Outlet Corp. dated
              March 8, 2007